SETTLEMENT AGREEMENT AND
                                 MUTUAL RELEASE

     This settlement agreement and mutual release (this "Agreement") entered into on June 6, 2005, and effective as of June 6, 2005, is by and between New Century Energy Corp., formerly New Vertica Software, Inc., a Colorado corporation ("New Century"), Core Concepts, LLC., a Virginia limited liability company ("Core Concepts"), Timothy S. Novak, an individual ("Novak") and R. Paul Gray, an individual ("Gray"), collectively referred to as the "Parties."

1.   FACTS.
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     1.1  Novak  and  Gray  are  former  directors  of  New  Century.

     1.2 Core Concepts advanced approximately $90,000 to or for the benefit of New Century.

     1.3 Novak and Gray have signed, as directors of New Century, a consent of directors authorizing the issuance of 500,000 shares of common stock to Core Concepts in exchange for any obligation of New Century to repay such advances.

     1.4 A dispute exists between New Century, Core Concepts, Novak and Gray regarding the obligation of New Century to repay such advances, and to issue such shares in exchange for the obligation to repay such advances (the "Dispute").

2.   MUTUAL  RELEASE.
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     2.1  In consideration of the agreements and covenants set forth hereinabove and hereinbelow, the sufficiency of which is hereby acknowledged and confessed, Core Concepts, Novak and Gray, for themselves, and their agents, servants, directors, managers, members, representatives, successors, employees and assigns, hereby release, acquit and forever discharge New Century, its current and former agents, attorneys, officers, directors, servants, representatives, successors, employees and assigns from any and all rights, obligations, claims, demands and causes of action, whether in contract, tort, or state and/or federal securities regulations, arising from or relating to the Dispute as well as any other potential claims including all obligations arising therefrom, and omissions and/or conduct of New Century and/or their agents, attorneys, servants, representatives, successors, employees, directors, officers and assigns, relating to the Dispute as well as any other potential claims.

     2.2 In consideration of the agreements and covenants set forth hereinabove and hereinbelow, the sufficiency of which is hereby acknowledged and confessed, New Century, for itself, and its agents, servants, representatives, successors, employees and assigns hereby releases, acquits and forever discharges Core Concepts, Novak and Gray, and their agents, officers, directors, servants, representatives, successors, employees and assigns from any and all rights, obligations, claims, demands and causes of action, whether in contract, tort, or state and/or federal securities regulations, arising from or relating to the Dispute as well as any other potential claims including all obligations arising therefrom, and omissions and/or conduct of Core Concepts, Novak and Gray and/or their agents, servants, representatives, successors, employees, directors, officers and assigns, relating to the Dispute as well as any other potential claims.

     2.3 The foregoing releases by the Parties relate to disputed claims for the purpose of avoiding the costs and risks associated with litigation of the Dispute. Nothing in this Agreement is intended to be or shall be construed as an admission of any fact or obligation or admissible for any purpose except the enforcement of the provisions of this Agreement. It is intended that all claims and potential claims of the Parties against one another are released pursuant to this AGREEMENT.

3.   CONSIDERATION  FOR  CORE  CONCEPTS',  NOVAK'S  AND  GRAY'S  RELEASE.  As
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     consideration for the release by Core Concepts, Novak and Gray set forth in
     Section 2.1 hereof, New Century agrees to issue to Core Concepts an aggregate of Two-Hundred and Fifty Thousand (250,000) restricted shares of New Century's common stock, which shares shall be fully paid and non-assessable upon their issuance (the "Shares") and shall have the registration rights provided in Section 3.1 below. Core Concepts, Novak and Gray hereby acknowledge that they will receive valid consideration from the Shares.

     3.1  PIGGYBACK REGISTRATION RIGHTS. New Century agrees that if, at any time
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          during  the  twelve  month period, beginning on the date first written above, it proposes to file a registration statement with respect to any class of equity or equity-related security (other than in connection with an offering to New Century's employees or in connection with an acquisition, merger or similar transaction) under the Securities Act of 1933 in a primary registration on behalf of New Century and/or in a secondary registration on behalf of holders of such securities and the registration form to be used may be used for registration of the Shares, New Century will give prompt written notice to Core Concepts of its intention to file a registration statement and will offer to include in such registration statement, such number of the Shares with respect to which New Century has received written requests for inclusion therein within Twenty (20) days after the giving of notice by New Century. This Section is not applicable to a registration statement filed by New Century on Forms S-4 or S-8 or any successor forms.

     3.2  RULE  144  OPINIONS.  New  Century  agrees  to timely file all reports
          ------------------
          required to be filed with the SEC under Section 13 of the Securities Exchange Act of 1934. New Century acknowledges that Core Concepts may retain Lawrence E. Wilson, Esq., of Houston, Texas, or any other legal counsel mutually agreed upon by the Parties, to provide a legal opinion regarding whether, after the required holding period, a proposed sale of the Shares issued to Core Concepts in connection with this Mutual Release may be sold in compliance with Rule 144. A copy of each opinion letter and attachments shall be provided by Lawrence E. Wilson, Esq., or any other legal counsel mutually agreed upon by the Parties, to New Century for review and approval and, if such subsequent transfer complies with the rules and regulations set forth in Rule 144 and there is no bona fide legal or factual reason for declining to consent to the removal of the restrictive legend, New Century agrees to promptly advise its stock transfer agent that it may remove the restrictive legend from Core Concepts' stock certificate upon delivery of a complete and accurate compliance package from Core Concepts' broker-dealer.

4.   CONSIDERATION  FOR  NEW CENTURY'S RELEASE. As consideration for the release
     -----------------------------------------
     by New Century set forth in Section 2.2 hereof, Core Concepts, Novak and Gray agree to forgo, halt and otherwise end the Dispute and agree that they will not file any litigation or arbitration proceedings in connection with the Dispute in the future. New Century hereby acknowledges that they will receive valid consideration from this.

5.   TERMS  OF  THE  ISSUANCE  OF  THE  SHARES.  New   Century   agrees that the
     -----------------------------------------
     Issuance shall be affected within Ten (10) days of the date this Agreement is entered into, as first written above.

6.   TERMINATION  OF  ALL  PREVIOUS AGREEMENTS.  All previous  agreements  among
     -----------------------------------------
     the Parties and any and all related agreements and obligations are hereby terminated without further rights, obligations or liabilities of any Party thereunder.

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7.   NO  OTHER  CAUSE  OF ACTION.  The Parties  are  not aware of any claims not
     ---------------------------
     being  released  herein  against  them.

8.   CAPACITY.  The  Parties  represent  that  they  are  lawfully authorized to
     ---------
     execute this Agreement. The Parties to this Agreement further represent that they have read it in full before its execution and that they fully understand the meaning, operation and effect of its terms.

9.   ASSIGNMENTS.  Core  Concepts, Novak and Gray represent  that  they have not
     ------------
     assigned, in whole or in part, any claims, demands and/or causes of action against New Century to any person or entity prior to their execution of this Agreement. New Century represents that it has not assigned, in whole or in part, any claim, demand and/or causes of action against Core Concepts, Novak and/or Gray to any person or entity prior to its execution of this Agreement.

10.  BINDING  EFFECT.  This  Agreement  shall  be binding  on  and inure to the
     ----------------
     benefit of the Parties and their respective heirs, successors, assigns, directors, officers, agents, employees and personal representatives.

11.  MODIFICATION.  No  modification  or amendment of  this Agreement  shall be
     -------------
     effective unless such modification or amendment shall be in writing and signed by all Parties hereto.

12.  ENTIRE  AGREEMENT.  This  Agreement  constitutes  the  entire  agreement
     ------------------
     between the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties in connection with the subject matter hereof.

13.  INTERPRETATION.  The  interpretation,  construction  and  performance  of
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     this  Agreement  shall  be  governed  by  the  laws of Texas. Whenever used herein, the singular number shall include the plural, the plural shall include the singular and the use of any gender shall be applicable to all genders.

14.  FAXED  SIGNATURES.  For  purposes  of  this  Agreement  a  faxed  signature
     -----------------
     shall  constitute  an  original  signature.

15.  EXECUTION.  This Agreement may be executed in  several  counterparts,  each
     ----------
     of which shall be deemed an original, and such counterparts taken together shall constitute but one and the same Mutual Release.

     IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Mutual Release as of the date first written above.

CORE CONCEPTS, LLC                             NEW CENTURY ENERGY CORP.
------------------                             -------------------------

By: /s/ R. Paul Gray                           By:   /s/ Edward R. DeStefano
   -------------------------                         ------------------------
Its: Managing Member                           Its: President and CEO
   -------------------------                         ------------------------
Printed Name: R. Paul Gray                     Printed Name: Edward R. DeStefano
             -------------------------                      --------------------


TIMOTHY  S.  NOVAK                             R.  PAUL  GRAY
------------------                             --------------

/s/ Timothy S. Novak                           /s/ R. Paul Gray
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